SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                         -----------------------------

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        ------------------------------

      Date of Report (date of earliest event reported):  April 25, 1996
                                                        (April 25, 1996)

                      Rockefeller Center Properties, Inc.
            (Exact name of registrant as specified in its charter)


     Delaware                    1-8971                         13-3280472
     --------                    ------                         ----------
  (State or other           (Commission File                 (I.R.S. Employer
  jurisdiction of                Number)                    Identification No.)
  incorporation)


1270 Avenue of the Americas, New York, New York                        10020
     (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (212) 698-1440

168249.1/NYL3





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ITEM 5  OTHER EVENTS

     Rockefeller Center Properties, Inc. ("RCPI"), RCPI Holdings Inc. ("Parent"), RCPI Merger Inc. ("Sub"), Whitehall Street Real Estate Limited Partnership V ("Whitehall"), Rockprop, L.L.C. ("Rockprop"), David Rockefeller ("Mr. Rockefeller"), Exor Group S.A. ("Exor") and Troutlet Investments Corporation ("Troutlet", and together with Whitehall, Rockprop, Mr.
Rockefeller and Exor, the "Investors") have entered into Amendment No. 2 dated as of April 25, 1996 ("Amendment No. 2 to the Merger Agreement") to the Agreement and Plan of Merger dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996 (as so amended, the "Merger Agreement"), among RCPI, Parent, Sub and the Investors. The principal changes to the terms of the Merger Agreement effected by Amendment No. 2 to the Merger Agreement are: (a) a change in the date after which, if the merger contemplated by the Merger Agreement has not theretofore been consummated, Parent or RCPI may terminate the Merger Agreement from April 30, 1996 to
May 31, 1996 and (b) the addition of a commitment by Goldman Sachs Mortgage Company ("GSMC") to make available to RCPI an additional $1.7 million loan to enable RCPI to meet its cash needs in May. A conformed copy of Amendment No. 2 to the Merger Agreement is filed herewith as Exhibit 10.33 and the foregoing description of Amendment No. 2 to the Merger Agreement is qualified by reference thereto.

     RCPI and GSMC have entered into Amendment No. 2 dated as of April 25, 1996 ("Amendment No. 2 to the Supplemental Agreement") to the Supplemental Agreement dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 13, 1996 (as so amended, the "Supplemental Agreement"), to the Loan Agreement dated as of December 18, 1994 by and among RCPI, the Lenders parties thereto and GSMC, as Agent thereunder. Amendment No. 2 to the Supplemental Agreement, among other things, provides that an additional
$1.7 million will be made available to RCPI as a part of the GSMC Loans (as defined in the Merger Agreement) for the purposes, and subject to the terms and conditions, set forth therein, if the closing under the Merger Agreement has not occurred on or before April 30, 1996. A copy of Amendment No. 2 to the Supplemental Agreement is filed herewith as Exhibit 10.34 and the foregoing description of Amendment No. 2 to the Supplemental Agreement is qualified by reference thereto.



168249.1/NYL3





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c)    Exhibits

                   The following are being filed as exhibits to this Report:

          (10.33) Text of Amendment No. 2 dated as of April 25, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

          (10.34) Text of Amendment No. 2 dated as of April 25, 1996 to the Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.



168249.1/NYL3





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                      ROCKEFELLER CENTER PROPERTIES, INC.
                                 (Registrant)



                           By:      /s/ RICHARD M. SCARLATA
                                    -----------------------
                           Name:    Richard M. Scarlata
                           Title:   President and Chief Executive Officer
                                    (Principal Financial Officer and Principal
                                    Accounting Officer)

Dated:  April 25, 1996

168249.1/NYL3





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
- ------                       -----------

10.33 Text of Amendment No. 2 dated as of April 25, 1996 to the Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

10.34 Text of Amendment No. 2 dated as of April 25, 1996 to the Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.



168249.1/NYL3





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                                                                EXHIBIT 10.33


                                AMENDMENT NO. 2
                                      TO
                         AGREEMENT AND PLAN OF MERGER


     AMENDMENT NO. 2, dated as of April 25, 1996, among ROCKEFELLER CENTER PROPERTIES, INC., a Delaware corporation ("RCPI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a Delaware limited partnership ("Whitehall"), ROCKPROP, L.L.C., a Delaware limited liability company ("Rockprop"), DAVID ROCKEFELLER ("Rockefeller"), EXOR GROUP S.A., a Luxembourg investment holding company ("Exor"), TROUTLET INVESTMENTS CORPORATION, a British Virgin Islands private company ("Troutlet", and together with Whitehall, Rockprop, Rockefeller and Exor, the "Investors"), RCPI HOLDINGS INC., a Delaware corporation ("Parent"), RCPI MERGER INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), to the Agreement and Plan of Merger, dated as of November 7, 1995, as amended by Amendment No. 1 thereto dated as of February 12, 1996 (the "Merger Agreement") among RCPI, Parent, Sub and the Investors.

     WHEREAS, the parties hereto desire to amend the Merger Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.     Defined Terms; Section References.

     Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. Unless otherwise indicated, all section references herein are to Sections of the Merger Agreement.

     2.     GSMC Loans.

     (a) Section 4.4 (b) shall be amended by adding the following language immediately after the words "plus (C) $2.5 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before March 31, 1996,":

     "plus (D) $1.7 million to pay Permitted Expenses if the Closing Date shall not have occurred on or before April 30, 1996,".

     (b) Section 4.4 (b) shall be further amended by replacing the words "April 30, 1996" in the proviso in the second sentence with the words "May 31, 1996".

SS_NYL3/168551. 1





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                                              2


      3.     Certain Bankruptcy-related Matters.

     The final sentence of Section 4.2 (h)(i) shall be revised by deleting the words "March 31, 1996" and replacing such words with the words "May 31,1996".

      4.     Additional Matters.

     As of the date hereof, none of the Investors has actual knowledge of the occurrence of a material adverse change in the financial condition of RCPI or the financial or physical condition of the Property since December 31, 1994 within the meaning of Section 5.2 (c) and the Investors consent to an extension of the term of the Employment Agreement referred to as item 2 of
Section 3.1 (k) of the RCPI Disclosure Schedule to the date which is seven days after the date of the Closing.

      5.     Schedule A

     Schedule A to the Merger Agreement shall be amended to include the cash flow projections for RCPI set forth on Schedule 1 hereto.

      6.     Indemnification

     Section 7.7 (b) shall be amended by deleting the words "director or officer" which immediately precede the words "occurring before" in the first sentence thereof, and replacing such deleted words with the words "director, officer, employee, fiduciary or agent".

      7.     Termination Date.

     Section 6.1 (d) shall be amended by deleting the words "April 30, 1996" from the first clause thereof, and replacing such words with the words "May 31, 1996".

      8.     Miscellaneous

     (a) This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby); provided, however, that with respect to matters of corporate law, the DGCL shall govern.

     (b) Except as amended hereby, the Merger Agreement shall in all respects continue in full force and effect.


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                                              3

     (c) This Amendment No. 2 may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has signed or caused this Agreement to be signed as of the date first above written.

                                  ROCKEFELLER CENTER PROPERTIES, INC.


                                  By: /s/ Richard M. Scarlata
                                      -------------------------
                                      Name: Richard M. Scarlata
                                      Title: President and Chief Executive
                                             Officer


                                   RCPI HOLDINGS INC.


                                   By: /s/ Ralph F. Rosenberg
                                       ----------------------
                                       Name: Ralph F. Rosenberg
                                       Title: Vice  President


                                   RCPI MERGER INC.


                                   By: /s/ Ralph F. Rosenberg
                                       ----------------------
                                       Name: Ralph F. Rosenberg
                                       Title: Vice  President


                                   WHITEHALL STREET REAL ESTATE
                                       LIMITED PARTNERSHIP V

                                   By:  W.H. Advisors L.P V, General Partner

                                       By:  WH Advisors, Inc. V, General Partner


                                   By: /s/ Ralph F. Rosenberg
                                       --------------------------
                                       Name: Ralph F. Rosenberg
                                       Title: Vice  President

SS_NYL3/168551. 1





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                                              4



                                    ROCKPROP, L.L.C.

                                    By:  Tishman Speyer Crown Equities
                                         its Managing Member

                                       By:  Tishman  Speyer  Associates Limited
                                            Partnership, General Partner


                                       By: /s/ Jerry I. Speyer
                                           -------------------
                                           Name: Jerry I. Speyer
                                           Title: General  Partner


                                     By:  TSE Limited Partnership,
                                            General Partner


                                          By:  /s/ Charles H. Goodman
                                               ----------------------
                                               Name: Charles H. Goodman
                                               Title: General  Partner


                                           /s/ David Rockefeller
                                           ---------------------
                                              David Rockefeller


                                     By:  /s/ Peter W. Herman
                                          -------------------
                                          Peter W. Herman
                                          Attorney-in-Fact


                                     EXOR GROUP S.A.


                                     By: /s/ Ernest Rubenstein
                                         ---------------------
                                         Name: Ernest Rubenstein
                                         Title: Attorney-in-Fact





SS_NYL3/168551. 1






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                                 5

                                    TROUTLET INVESTMENTS CORPORATION


                                    By: /s/ Squire N. Bozorth
                                        -----------------------
                                        Name: Squire N. Bozorth
                                        Title: Attorney-in-Fact


                                    For Purposes of Section 2 hereof only:

                                    GOLDMAN SACHS MORTGAGE COMPANY

                                    By: Goldman Sachs Real Estate Funding Corp.,
                                        General Partner

                                        By: /s/ Steven T. Mnuchin
                                            -----------------------
                                            Name: Steven T. Mnuchin
                                            Title: President






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Projected REIT Cash Flow for May 1996*                 SCHEDULE 1

                                            May 1996
Cash Sources

Beginning Cash Balance                       $0.3

Estimated Interest ncome                     --

GSMC Loan                                     1.7
                                             ----
                                              2.0

Cash Requirements

Interest Expense

   Current Coupon Convertible Debentures     --

   Zero Coupon Convertible Debtntures        --

   Floating Rate Notes                       --

   14% Debentures                            --

Total Interest Expense                       --

Total G&A Expenses                            1.9

Swap Expenses                                --
                                            ------
Total Cash Requirements                       1.9

Ending Cash Balance**                        $0.1

*   All Numbers have been rounded to the nearest $100,000.

** Assumes waiver of the net cash flow sweep and interest reserve requirements upon signing of the Merger Agreement.